Supplement dated May 24, 2024
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Small Cap Value Fund	5/1/2024
Effective immediately, the portfolio manager information for William Blair Investment Management, LLC (William Blair) under the caption “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: William Blair Investment Management, LLC (William Blair)
Portfolio Management	Title	Role with Fund	Managed Fund Since
William V. Heaphy, CFA	Head of the U.S. Value Equity Team and Portfolio Manager of William Blair	Co-Portfolio Manager	2021
Matthew Fleming, CFA	Portfolio Manager of William Blair	Co-Portfolio Manager	May 2024
The rest of the section remains the same.
Effective immediately, the portfolio manager information for William Blair under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: William Blair Investment Management, LLC (William Blair)
Portfolio Management	Title	Role with Fund	Managed Fund Since
William V. Heaphy, CFA	Head of the U.S. Value Equity Team and Portfolio Manager of William Blair	Co-Portfolio Manager	2021
Matthew Fleming, CFA	Portfolio Manager of William Blair	Co-Portfolio Manager	May 2024
Mr. Heaphy joined William Blair in 2021. Prior to joining William Blair, Mr. Heaphy worked at Investment Counselors of Maryland, LLC from 1994 to 2021. Mr. Heaphy began his investment career in 1994 and earned a B.S. from Lehigh University and a J.D. from the University of Maryland School of Law.
Mr. Fleming joined William Blair in 2021. Prior to joining William Blair, Mr. Fleming worked at Investment Counselors of Maryland, LLC from 2008 to 2021. Mr. Fleming began his investment career in 1996 and earned a B.A. from Princeton University.
The rest of the section remains the same.
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for William Blair as it pertains to VP - Partners Small Cap Value Fund is hereby superseded and replaced with the following:

		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2023, unless otherwise noted
VP – Partners Small Cap Value Fund	William Blair: William Heaphy	3 RICs 1 PIV 17 other accounts	$1.31 billion $29.20 million $1.24 billion	1 other account ($536.20 M)	William Blair	William Blair
	Matthew Fleming(e)	3 RICs 1 PIV 17 other accounts	$1.41 billion $31.50 million $1.28 billion	1 other account ($557.70 M)
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(e)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of March 31, 2024.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7058-0001_(05/24)